Exhibit 99.1

CEA Industries (Nasdaq: BNC) Responds to YZi Labs, Re-Affirms Commitment to BNB DAT Strategy, and Welcomes Shareholder Engagement

Shareholders do not need to take any action at this time

Louisville, CO, Dec. 04, 2025 (GLOBE NEWSWIRE) — CEA Industries Inc. (Nasdaq: BNC) (“BNC” or the “Company”), which manages the world’s largest corporate treasury of BNB, today issued the following statement regarding its commitment to the BNB token, and its ongoing work to strengthen its Board of Directors and sharpen its operations.

The Company acknowledges recent shareholder communications by YZILabs Management Ltd. (“YZi”), including most recently a press release issued on December 3, 2025. Contrary to the statements in that press release, the Company remains committed to becoming the world’s largest BNB treasury company.

Since the July PIPE investment, BNC has never considered an alternative token for the Company’s digital asset treasury (“DAT”) strategy, nor launched competitive DAT ventures. As of December 4, 2025, the Company holds 515,554 BNB tokens, equaling a market value of approximately $464.6 million at a price of $901.27 per BNB as of 4 PM EST, as reported on the Company’s BNB Treasury Dashboard released on its updated website earlier this month.

YZi’s press release comes two days after YZi filed a Preliminary Consent Statement, which proposes to expand and reconstitute the Board. The Company’s current Board is made up of a majority of independent directors, in compliance with Nasdaq rules, and is composed of directors with the knowledge and experience to effectively oversee the Company to deliver shareholder value. Following an extensive months-long search process, the Company has recently strengthened the Board by appointing as independent directors Annemarie Tierney and Carly E. Howard, both of whom are experienced board members who bring with them a litany of relevant digital asset legal and regulatory experience, as well as significant public company corporate governance knowledge.

The Company appreciates shareholder input, and always welcomes feedback and constructive ideas for improvement. In particular, the Company values its relationship with YZi as a significant shareholder and strategic partner, and appreciates its increased engagement. The Company is committed to engaging in constructive discussions on the topics raised with YZi, as well as with other shareholders and partners, all with the aim of building long-term shareholder value. To that end, the Company’s Board has reached out to YZi directly to create an open line of dialogue regarding YZi’s concerns and potential solutions, to review the concerns raised by YZi, and to take action where necessary to protect shareholder interests.

Shareholders do not need to take any action at this time.

About CEA Industries Inc.

CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that has focused on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This press release specifically contains forward-looking statements regarding BNC’s expectations or beliefs regarding (i) the Company’s position as the largest BNB treasury in the world; (ii) the long-term growth and adoption of the BNB ecosystem; (iii) BNC’s role in advancing BNB’s global adoption; (iv) the growth of interest from institutional partners and investors worldwide; (v) BNC being the most trusted and strategically positioned digital asset treasury; (vi) BNC’s ability to scale its holdings and introduce innovative structures, which result in lasting value to stockholders and (vii) updates and expansion of the dashboard. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business as well as other important factors may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to, BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release is qualified in its entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC, including BNC’s Form 10-K filed with the SEC on March 27, 2025, and Form 10-KT filed with the SEC on July 25, 2025, each as may be amended or supplemented from time to time. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov . BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a consent revocation statement on Schedule 14A, an accompanying YELLOW consent revocation card and other relevant documents with the SEC in connection with YZi’s consent solicitation. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING YELLOW CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the definitive consent revocation statement, an accompanying YELLOW consent revocation card, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by scrolling to the “SEC Filings” section of the Company’s website at https://ceaindustries.com/investors.html.

Certain Information Regarding Participants in the Solicitation

The Company, its directors (Nicholas J. Etten, Carly E. Howard, Russell Read, Hans Thomas and Annemarie Tierney) and certain of its executive officers (David Namdar, Chief Executive Officer, and Anthony K. McDonald, President and Director) are deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of consent revocations from the Company’s stockholders in connection with YZi’s consent solicitation. Information about the names of the Company’s directors and officers, their respective interests in the Company, by security holdings or otherwise, and their respective compensation is set forth in the “Information about our Directors” and “Executive Officers” sections in Part III, Item 10 – Directors, Executive Officers and Corporate Governance of the Company’s Transition Report on Form 10-KT for the transition period from January 1, 2025 to April 30, 2025 (the “Form 10-KT”), in Part III, Item 11 – Executive Compensation of the Form 10-KT, in Part III, Item 12 – Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters of the Form 10-KT and in Current Reports on Form 8-K filed with the SEC on August 8, 2025, October 7, 2025 and November 28, 2025. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 3 and Form 4. Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement on Schedule 14A and other materials to be filed with the SEC in connection with YZi’s consent solicitation, if and when they become available. These documents will be available at no charge as described above.

CEA Industries Media Inquiries:

Edelman Smithfield

CEA@edelmansmithfield.com

CEA Industries Investor Relations:

james@haydenir.com